                                                                    EXHIBIT 10.6

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY. PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS

                  WARRANT TO PURCHASE SERIES E PREFERRED STOCK

                                       OF

                               LEXAR MEDIA, INC.

No. ____                                              Void after August _, 2003

          This certifies that in consideration of the sum of _____________
___________________________________________________________________________
previously paid to Lexar Media, Inc., a California corporation (the "Company"), _________________ (___) with principal offices at 47421 Bayside Parkway, Fremont, California 94538, receipt of which is hereby acknowledged, _______________________________ is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time after the earlier to occur to (i) the closing of the Next Financing (as defined below) or (ii) the date on which the Note (as defined below) becomes due, and prior to 5:00 p.m. Pacific time on August _, 2003, (the "Expiration Date"), up to that number of Warrant Stock (as defined below) as may be purchased for the Maximum Purchase Amount (as defined below) at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the
          ---------
shares of Warrant Stock so purchased in lawful money of the United States. The Warrant

Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of August 6, 1999 (the "Purchase Agreement"), by and among the Company, the original holder of this Warrant and certain other investors listed on the Schedule of Investors attached to the Purchase Agreement as Exhibit A, and is subject to the provisions thereof.

     1.  Definitions.  The following definitions shall apply for purposes of
         -----------
this Warrant:

          1.1 "Change of Control" means the consummation of any transaction or series of related transactions that results in the holders of record of the Company's capital stock immediately prior to the transaction or transactions holding less than fifty percent (50%) of the voting power of the Company immediately after the transaction or transactions, including the acquisition of the Company by another entity and any reorganization, merger, consolidation or share exchange, or which results in the sale of all or substantially all of the assets of the Company.

          1.2 "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

          1.3 "Holder" means any person who shall at the time be the registered holder of this Warrant.

          1.4 "Initial Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock for the account of the Company in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds $10,000,000.

          1.5 "Maximum Purchase Amount" means ten percent (10%) of the principal amount of the Note.

          1.6 "Next Financing" means the Company's next sale of its Common Stock or Preferred Stock in one transaction or series of related transactions occurring on or before the date the Note becomes due for an aggregate purchase price paid to the Company of no less than Ten Million Dollars ($10,000,000) (including the principal amount of any Notes converted into capital stock and issued therein).

          1.7 "Note" means the Convertible Promissory Note of even date herewith initially payable to the initial Holder hereof.

          1.8 "Notes" means a series of convertible promissory notes aggregating up to $2,400,000 in principal amount issued under the Purchase Agreement, of which the Note is one, each such note containing substantially identical terms and conditions as the Note.

          1.9 "Purchase Amount" means, at a given time, an amount equal to the Maximum Purchase Amount less the aggregate amount previously paid to the Company for the purchase of Warrant Stock upon exercise of this Warrant.

          1.10 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

          1.10 "Warrants" means a series of warrants to purchase the Company's Series E Preferred Stock dated of even date herewith issued under the Purchase Agreement, of which this Warrant is one, each such warrant containing substantially identical terms and conditions as this Warrant.

          1.11 "Warrant Price" means (a) if the Warrant Stock is the type of capital stock of the Company sold in the Next Financing, an amount equal to the lowest per share selling price of shares of that stock issued in the Next Financing and (b) if the Warrant Stock is Series D Stock of the Company, ($1.685) per share. The Warrant Price is subject to adjustment as provided herein.

          1.12 "Warrant Stock" means the Company's capital stock sold in the Next Financing, but if the Next Financing does not occur by the date the Note becomes due, then the term "Warrant Stock" means the Series D Preferred Stock of the Company ("Series D Stock"). The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

     2.  Exercise.
         --------

          2.1  Method of Exercise.  Subject to the terms and conditions of this
               ------------------
Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day following the earlier of (i) the first closing of the Next Financing, or (ii) the date on which the Note becomes due, and before the Expiration Date, for up to that number of shares of Warrant Stock that is obtained by dividing (a) the Maximum Purchase Amount by (b) the then effective Warrant Price, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying
(i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefor, if applicable, as determined in accordance with the terms hereof.

          2.2  Form of Payment.  Payment may be made by (i) a check payable to
               ---------------
the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv) any combination of the foregoing.

          2.3  Partial Exercise.  Upon a partial exercise of this Warrant: (i)
               ----------------
the Purchase Amount immediately prior to such exercise shall be reduced by the aggregate amount paid to the Company upon such exercise of this Warrant, and
(ii) this Warrant shall be surrendered by the Holder and replaced with a new Warrant of like tenor in which the Maximum Purchase Amount is the Purchase Amount as so reduced. In no event may the cumulative aggregate purchase price paid to the Company upon all exercises of the Warrant exceed the Maximum Purchase Amount.

          2.4  No Fractional Shares.  No fractional shares may be issued upon
               --------------------
any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

          2.5  Restrictions on Exercise.  This Warrant may not be exercised if
               ------------------------
the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto, confirming and acknowledging that the representations and warranties of the Holder set forth in Section 4 of the Purchase Agreement are true and correct as of this date of exercise.

          2.6  Net Exercise Election.  The Holder may elect to convert all or a
               ---------------------
portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant [or such portion] to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X = the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.6.

          Y = the Maximum Purchase Amount divided by the Warrant Price.

          A = the fair market value of one share of Warrant Stock, as determined in good faith by the Company's Board of Directors, as at the time the net exercise election is made pursuant to this Section 2.6.

          B = the Warrant Price.

          The Company will promptly respond in writing to an inquiry by the Holder as to the then current fair market value of one share of Warrant Stock.

     3.  Issuance of Stock.  This Warrant shall be deemed to have been exercised
         -----------------
immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.
As soon as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

     4.  Early Expiration.  This Warrant shall be deemed exercised without any
         ----------------
action by the Holder upon (i) the effective date of a Change of Control, or (ii) the effective date of the Initial Public Offering. The Holder may deliver the subscription form attached hereto duly executed by the Holder in order to exercise this Warrant pursuant to Section 2.1 above, with the exercise and payment to be contingent upon consummation of the transaction; otherwise, this Warrant will be deemed exercised pursuant to Section 2.6 above.

     5.  Adjustment Provisions.  The number and character of shares of Warrant
         ---------------------
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

          5.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc.  The Warrant Price of this Warrant and the number of shares of Warrant
---
Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

          5.2  Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 5.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          5.3  Adjustment for Reorganization, Consolidation, Merger.  Except as
               ----------------------------------------------------
provided in Section 4 (Early Expiration), in case of any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

          5.4  Conversion of Stock.  In case all the authorized Warrant Stock of
               -------------------
the Company is converted, pursuant to the Company's Articles of Incorporation, into Common Stock or other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "Former Number of Shares of Warrant Stock"), the stock and other securities and property to which the Holder would have been entitled to receive upon the Termination Date if the Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

          5.5  Notice of Adjustments.  The Company shall promptly give written
               ---------------------
notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

          5.6  No Change Necessary.  The form of this Warrant need not be
               -------------------
changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

          5.7  Reservation of Stock.  If at any time the number of shares of
               --------------------
Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

     6.  No Rights or Liabilities as Shareholder.  This Warrant does not by
         ---------------------------------------
itself entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

     7.  No Impairment.  The Company will not, by amendment of its Articles of
         -------------
Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

     8.  Attorneys' Fees.  In the event any party is required to engage the
         ---------------
services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

     9.   Transfer.  Neither this Warrant nor any rights hereunder may be
          --------
assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Holder. The rights and obligations of the Company and the Holder under this Warrant and the Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     10.  Governing Law.  This Warrant shall be governed by and construed under
          -------------
the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

     11.  Headings.  The headings and captions used in this Warrant are used for
          --------
convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

     12.  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Holder at the last address furnished to the Company by the Holder in writing or, in the case of the Company, at the principal offices of the Company, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

     13.  Amendment; Waiver.  Any term of this Warrant may be amended, and the
          -----------------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate shares of Warrant Stock issuable upon exercise of all the Warrants at the time outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Warrants at the time outstanding, each future holder of such securities, and the Company.

     14.  Severability.  If one or more provisions of this Warrant are held to
          ------------
be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     15.  Terms Binding.  By acceptance of this Warrant, the Holder accepts and
          -------------
agrees to be bound by all the terms and conditions of this Warrant.

     16.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
           ---------------------------
following the effective date of a registration statement of the Company's initial sale of securities under the Securities Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, such Investor shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by such Holder, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound) for the period; provided however, that (i) the executive officers and directors of the Company, as well as any Holder of at least five percent (5%) of the Company's Preferred Stock or Common Stock, shall have agreed to be bound by substantially the same terms and conditions, (ii) the time period requested for such market stand-off shall not exceed one hundred eighty (180) days, and (iii) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act on Form S-4 (or similar forms promulgated after the date hereof). The Company may impose stop-transfer instructions during such stand-off period with respect to the securities of each Investor subject to this restriction if necessary to enforce such restrictions.

     17.  Purchase Agreement.  This Warrant incorporates by reference all the
          ------------------
terms of the Purchase Agreement.

THE COMPANY:
-----------

By: ________________________________

Name: ______________________________

Title: _____________________________

AGREED AND ACKNOWLEDGED:

THE HOLDER:
-----------

By: ________________________________

Name: ______________________________

Title: _____________________________


                          [SIGNATURE PAGE TO WARRANT]

                                   Exhibit 1
                                   ---------

                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)

To:  Lexar Media

     (1) The undersigned Holder hereby elects to purchase ______ shares of Series __ Preferred Stock of (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     [(1)  Net Exercise Election.  The undersigned Holder elects to convert the
           ---------------------
Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 2.6 of the Warrant. This conversion is exercised with respect to _____ shares of Series __ Preferred Stock of __________ (the "Warrant Stock") covered by the Warrant.]

                  [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

     (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) as they apply to the undersigned Holder continue to be true and correct as of this date.

     (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:


___________________________________      ___________________________________
(Name)                                   (Name)


___________________________________      ___________________________________
(Address)                                (Address)


___________________________________      ___________________________________
(City, State, Zip Code)                  (City, State, Zip Code)


___________________________________      ___________________________________
(Federal Tax Identification Number)      (Federal Tax Identification Number)


___________________________________      ___________________________________
(Date)                                   (Signature of Holder)